QUINTARA
FUNDS
[GRAPHIC]

                                        QUINTARA
                                             SEMI-ANNUAL REPORT
                                             AUGUST 31, 2002






President's Letter

Dear Shareholder:

Welcome to the first semi-annual report of the Quintara Small Cap Value Fund. We appreciate your interest and investment in the Fund.

The six months ending August 31, 2002 have been an exceptionally trying period for all investors and for each of the managers who invest on behalf of the Fund. While we invest for long-term value and continue to have confidence in the long-term prospects of investing in small capitalization stocks, the short-term has been very troubling.

We've asked each manager to provide you with their own perspective on their investments and the environment for investing. Each of them have differences in the way they approach investing, but all of them continue to see better days ahead. Please read their articles to understand how they think about the investment process.

We continue to have great confidence in the managers that we've selected for the Fund. They have demonstrated over the years their capabilities of investing in small cap stocks. The fact that the last six months has been difficult doesn't change our belief in their skills and insights. Investing is a long-term proposition, and we feel great about the long-term prospects with the managers.

Finally, we believe that investors should have a well-rounded portfolio to be successful over time. Most investors should have a combination of funds and or individual securities of different types in order to achieve their goals. If you haven't considered how to build a portfolio, you may want to check out Quintara Capital Management's point of view on our website www.quintarafunds.com/building-portfolios.html.

Thank you again,

/s/ Matt Sadler
----------------
Matt Sadler


Performance
3/1/2002 (inception) to 8/31/2002

         Quintara Small Cap Value                    -22.40%

         Russell 2000 Value Index                    -11.67%


As of 9/30/2002

         Quintara Small Cap Value
         -29.27% (7/1/02 - 9/30/02)
         -30.40% (since inception)

         Russell 2000 Value Index
         -21.69% (7/1/02 - 9/30/02)
         -18.18% (since the fund's inception)



Top 5 Holdings
as of 8/31/02

         LNR Property Corp.         4.53%
         eFunds Corp.               4.44%
         Berry Petroleum            3.78%
         United Therapeutics Corp.  3.70%
         Praecis Pharmaceuticals    3.51%

THIS REPORT BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. SHORT TERM PERFORMANCE IS NOT GOOD INDICATION OF THE FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON RETURNS. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less that their original cost. The investment performance shown reflects reinvestment of dividends and capital gains, and fee waiers in effect. In the absence of fee waivers, returns would be reduced. The returns are as of the fund's fiscal quarter-end. The portfolio holdings and composition are subject to change at any time and are not a recommendation to buy or sekk in any securities. The Quintara Small Cap Value Fund is distributed by Quasar Distributors, LLC.



IRONWOOD CAPITAL MANAGEMENT, LLC



[GRAPHIC]
Warren J. Isabelle, CFA
Portfolio Manager



As most investors realize, this year has been very difficult - perhaps one of the most difficult they have ever experienced. The Stock Market continues to be treacherous. At the time of this writing, the NASDAQ Composite has lost more than 70% of its value since the peak in 2000 and most stock market benchmarks are in negative territory for 2002 as evidenced by the Dow Jones Industrial Average - 6.71%; the S&P 500 Index -13.16%; the NASDAQ Composite -24.84%; and the Russell 2000 small company stock index -4.70%. (six-month period ending 8/31/2002).

Not surprisingly, the Ironwood Capital Management portion of the Quintara Small Cap Value Fund had a disappointing return of -24.40% for the six-month period ending August 31st. We were pleased with the performance through May into June but market forces and a few portfolio issues reversed a relatively good period in short order.

As spring turned to summer, rising hopes of a sustained economic recovery were quickly dashed, precipitating a deep summer swoon that left few equity investors unscathed. The anxiety over corporate governance and the ensuing investor distrust led to a period when investors fled the stock market with little discretion. In fact, the July mutual fund outflows set an all-time record with $53 billion leaving.

Over the short-term, market conditions pose a serious challenge for small company stock investing. Wholesale abandonment of the market has severely hurt the `smaller' small capitalization stocks in the recent weeks as the lack of "liquidity" drives share prices lower. This is typically a very transient phenomenon that we have used to our advantage in the past. We believe near-term distress creates great buying opportunities as spooked investors flee fundamentally sound companies.

In tandem with a soft market, our portion of the fund has had some stock specific issues that hurt performance. The most significant "miss" in the portfolio was the collapse of the trucking company Consolidated Freightways and ensuing bankruptcy filing. Despite our best efforts at intense due diligence and independent research, which evidenced that the company had valuable assets and potential, management elected to close the company.

This situation has forced our analysts to take a more critical eye towards companies in the portfolio that have ongoing exposure to the slow economy and companies that are managing an excessive debt situation. This level of increased scrutiny should assist us through these difficult periods with the remaining companies and portfolio better positioned to perform.

Over the past couple of years, small company stocks have outperformed large and mid-sized stocks. Recently though there has been an open question as to whether small cap stocks' period of dominance may be over. Historically, an economic recovery is led by small caps during the early phases of an economic upturn. Such companies are generally more flexible and can much more easily respond to changing conditions than their larger brethren. As credit eases - not rates, but credit - these companies will be able to access capital as they seek to grow. Accordingly, we believe that as an asset class, small company stocks are well positioned to participate in any recovery and as such your Fund may potentially benefit from a favorable small cap environment as well as individual stock selections.

The market has changed. Most of the over-valuation in the market has, we think, been finally wrung out. But do not get excited that it will soon be back to business as usual. Human nature is such that we tend to push things too far in either direction, up, or down. And after every storm there is a period of calm, when nature appears to collect herself, making a transition in preparation for the next phase of weather.

This storm has been a severe one, despite the suggestion that the recession has been "mild." The damage done to the confidence of investors with regard to having faith in reported results and the infrastructure, which is responsible for them, has been deep. We think an extended period of consolidation will be needed before the foundation is rebuilt and we can again look into the future.

That is sobering. The good news is that throughout this volatile period your Fund continues to go about its business by selecting individual stocks for their long-term economic merit. A process, which we believe, over time has performed quite satisfactorily. Moreover, the period of "reconstruction" we see ahead should be an opportune one for funds such as yours. The tide is "out" so to speak but that will only highlight the work that we do regarding stock selection.

We believe that the prospects for small cap value stocks never seem to appear brighter than when the economy is pulling out of a recession. Low interest rates, operating flexibility and a renewed interest in valuations have served our sector well in the past. Furthermore, we anticipate an increase in take-over activity as companies begin to search for added capacity and, as has been borne out in the past, our approach to investing often serves-up perfect acquisition targets.

We remain focused on and committed to our investment approach: maintain a long-term horizon, seek to buy companies that are selling at a discount to their economic value and seek to be fully invested. We will continue to search for capable companies that others have over-looked, ignored, or given-up on, and purchase them at favorable prices.

Thank you for your continued trust and confidence.

Warren J. Isabelle, CFA
President


Market volatility impact short-term performance. Results of an investment made today may differ substantizlly from the Fund's historical performance. Total return figures include the reinvestment of dividend and capital gains. Some of the Fund's fees were waived or expenses reimbursed; otherwise, returns would have been lower. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower product lines, limited financial resources, and less depth in management. The views in this letter were those of the Fund manager as of August 31, 2002 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice.



Performance
3/1/2002 (inception) to 8/31/2002

Ironwood Capital Management
-24.40%

Russell 2000 Value Index
-11.67%

The NASDAQ, DJIA, S&P 500, Russell 2000 Value and Russell 2000 Small Cap Indices are unmanaged indices commonly used to measure performance of U.S. stocks. You cannot invest directly in an index.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

QUINTARA FUNDS
[GRAPHIC]


Portfolio Positions
as of 8/31/02

United Therap. Corp.                3.70%
Praecis Pharmaceuticals             3.51%
Crompton Corp.                      3.29%
Signal Technology Corp.             2.65%
GenCorp Inc.                        2.45%
DT Industries Inc.                  2.36%
AK Steel Corp.                      2.13%
Ariad Pharmaceuticals Inc.          2.05%
Commonwealth Industries             2.03%
Shaw Group Inc.                     1.89%
Scios Nova Inc.                     1.88%
Tesoro Petroleum                    1.41%
Butler International Inc.           1.10%
Consolidated Freightways Corp.      0.58%
Cash Equivalents                    0.33%
Ironwood Capital Total             31.37%


Fund holdings are subject to change at any time and are not a recommendation to buy or sell in any security.

[GRAPHIC]
QUINTARA
FUNDS

THIRD AVENUE FUNDS

CURTIS JENSEN
PORTFOLIO MANAGER
[GRAPHIC]

Third Avenue Small-Cap Value Portfolio of the Quintara Small-Cap Value Fund (the "Portfolio") returned -19.40% from its March 1, 2002 inception through August 31, 2002. This poor performance seems attributable almost solely to the current vicious bear market, which has resulted in price reductions for almost all publicly traded securities other than investment grade, near-cash credit instruments, or the common stocks of certain gold mining companies. We believe that the Portfolio consists almost wholly of issues of companies that are extremely well-financed. These issues seem to have been acquired at attractive prices based on long-term outlooks. Most of the common stocks are now available at even more attractive prices than was the case three months ago.

For long-term fundamental investors like Third Avenue Management, the general market is relatively unimportant. In the long run, the performance of our Portfolio will be driven by the merits of the investments, not by general market considerations. Our investment team continues to strive to be good, trained value analysts. We seek low risk and cheap equity investments, which exhibit four essential characteristics: companies with strong financial positions, competent managements, understandable businesses and which trade at a discount to their private market or takeover values. Since inception of the portfolio, we have invested in the securities of 15 companies all of which, we believe, meet our stringent investment criteria.

An important area of capital deployment during the period focused on small cap-high tech common stocks such as Triquint Semiconductor, Comverse Technology and CommScope. Each of these companies appear to have unquestionable staying power due to their sizable net cash positions and were acquired for client portfolios at well below 10 times peak earnings.

TriQuint Semiconductor, nestled in the heart of Oregon's "Silicon Forest," produces a variety of specialized integrated circuits with applications in everything from communications to aerospace. Despite weak industry conditions, TriQuint has controlled its expenses well, and has maintained a healthy balance sheet and competitive position.

Comverse Technology is the world's largest provider of voice messaging services and related systems and software. Comverse owns 72% of publicly traded Ulticom, a communications software company, and recently brought public another subsidiary, Verint, a maker of security software. In stark contrast to the majority of its competitors, Comverse enjoys a terrific balance sheet with roughly $7 per share of net cash, approximating 90% of the public stock market valuation. For now, the tough times that pervade the industry have thrown the company into a loss making position. From my vantage point, however, the company has more than adequate resources to weather the current storm and should prosper when its industry recovers.

The Portfolio purchased shares of CommScope Common, the leading provider of hybrid fiber coaxial cable, at prices that equate to 4x-6x peak earnings, modest premiums to book value, and to reasonable multiples of free cash flow. While the cable industry stabilizes and rationalizes its own capital spending, it also must consider new service offerings from competitors like the telephone and satellite service provider/operators. These competitive forces, in and of themselves, might well reinvigorate demand for the equipment provided by CommScope.

Founded in 1969, Instinet Group is the largest electronic securities broker globally. Its technology-based platform enables institutional investors to trade directly and anonymously, provides an important source of liquidity for buyers and sellers, and reaches more than 40 securities markets throughout the world. Recently, the company agreed to merge with its largest competitor, Island ECN, to form what will likely be a dominant player in the electronic trading industry. Pro forma, the combined company will represent over 25% of the NASDAQ trading volume and a growing share of the NYSE volume.

The lousy near-term outlook for technology stocks has much of the investment community running for the hills. Portfolio management has taken an opposite tack, believing that: 1) longer-term, technology spending will resume at some above-average levels of growth; 2) we own well-financed and well-positioned companies in different segments of the "electronics food chain" that we believe will endure even a prolonged downturn in tech spending; and 3) if our analysis proves faulty, based on the conservative prices paid, the downside ought not to be too bad.

You will note that one of the themes common to our investments is an emphasis on the avoidance of capital loss. One only needs to read the front page of any newspaper today to discover just how unsafe so many widely-held stocks have become (Tyco, Qwest, AOL to name a few.) Our emphasis on avoiding capital loss - primarily in the form of high quality assets and a relative absence of liabilities - does a number of things to attempt to control risk. The presence of high quality assets (e.g., cash or assets readily convertible to cash) not only provides a valuation floor, but it also enables company management to reinvest in its business during down periods. It is also the case that companies with strong balance sheets tend to be led by more conservative managers (could one characterize the managements of Tyco, Qwest or AOL, for example, as conservative?)

It is also true that - in the shorter term - 'low risk' balance sheets like those characterizing the Portfolio's holdings produce lower returns on equity, "ROE," a widely used metric to judge management acumen. Why are we happy to make this tradeoff? It lets us - and I hope you - sleep better at night.

We believe the quality of the Portfolio continues to be solid and that the common stocks held appear priced at substantial discounts to those companies' business values. This should provide a foundation for longer-term growth in the Portfolio. Looking forward for the rest of the year, we continue to focus on finding additional investment opportunities which meet our criteria today, to achieve long-term growth into the future.

Curtis Jensen, Portfolio Manager

Performance
3/1/2002 (inception) to 8/31/2002

Third Avenue
-19.40%

Russell 2000 Value Index
-11.67%

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

QUINTARA FUNDS
[GRAPHIC]


Portfolio Positions
as of 8/31/02

LNR Property Corp.                  4.53%
Bel Fuse B                          3.07%
Instinet Group Inc.                 2.86%
Maxwell Shoe Co Inc. A              2.44%
Comverse Technology                 2.13%
Triquint Semiconductor              2.12%
Electro Scientific Industries       2.10%
The Phoenix Companies Inc.          2.07%
SWS Group Inc.                      2.02%
Wellsford Real Properties           1.62%
Trinity Industries                  1.57%
Kemet Corp.                         1.57%
Advanced Power Tech. Inc.           1.29%
Commscope Inc.                      1.12%
Credence Systems Corp.              1.00%
Cash Equivalents                    2.04%
Third Avenue Total                 33.56%


Fund holdings are subject to change at any time and are not a recommendation to buy or sell in any security. Opinions of the fund manager are subject to change at any time and are not intended as investment advice nor as a forecast of future events.

QUINTARA FUNDS
[GRAPHIC]

HARRIS ASSOCIATES L.P.

JAMES P. BENSON
===============
PORTFOLIO MANAGER (LEFT)[GRAPHIC]

CLYDE S. McGREGOR
=================
PORTFOLIO MANAGER (RIGHT)[GRAPHIC]


Currently, the portfolio holds 10 securities across a variety of industries. During the past six months, we initiated positions in BankAtlantic Bancorp Inc.,
R. G. Barry Corporation, eFunds Corporation, Insituform Technologies, Inc., SureBeam Corporation, Trammell Crow Company, and Tupperware Corporation.

BankAtlantic Bancorp (BBX) is a savings bank holding company. The company's BankAtlantic-FSB subsidiary provides a variety of commercial banking products and services through a network of offices in Florida. BankAtlantic Bancorp also provides investment banking services through its Ryan, Beck & Co., Inc. subsidiary, and real estate development through Levitt Corporation. We believe BankAtlantic has an excellent core deposit franchise in addition to an attractive ATM network. Additionally, they have numerous new business ventures, which should aid the long-term outlook.

R. G. Barry Corporation (RGB) manufactures and markets comfort footwear and supplies a variety of thermal retention commercial and consumer products. The company's footwear brands include Angel Treads, Dearfoams, EZfeet, Soft Notes, and other brands. It is the largest manufacturer of slippers worldwide and in good financial condition.

eFunds Corporation (EFDS) provides electronic debit payment solutions to financial institutions, retailers, electronic funds transfer networks, and e-commerce providers. The company's services include decision support and risk management tools, electronic funds transfer processing, and information technology consulting and business process management. We believe eFunds to be an attractive investment because of its strong cash flow and solid balance sheet.

Insituform Technologies (INSU) repairs sewers, tunnels, and pipelines. The Company licenses, sells, and services trenchless pipeline reconstruction technology and products. Insituform markets its products to governmental and industrial customers worldwide through subsidiaries in North America, South America, and Europe. This growing company has the dominant market share in trenchless technology and we believe this growth will continue as the EPA force cities to fix sewer systems.

SureBeam Corporation (SURE) provides electronic irradiation systems and services for the food industry. The irradiation process destroys bacteria such as E-coli, salmonella, and listeria, and eliminates pests such as fruit flies. The company's process does not alter the nutritional content or taste of food. Additionally, SureBeam's patented technology has created a strong barrier to entry in this market.

Trammell Crow (TCC) provides commercial real estate services. The company offers property management, retail, infrastructure management, development, construction, and brokerage services to multinational corporations, institutional investors, and other users of real estate services. Trammell Crow currently operates offices in the United States and Canada. We believe this company to be a solid investment because of its strong management team, high free cash flow, and a high growth rate in corporate services and outsourcing businesses.

Tupperware Corporation (TUP) manufactures and sells a broad line of consumer products for the home. The company's products include food storage and other containers, as well as a line of children's educational toys, serving products, and gifts. Tupperware's expanding channels of distribution, such as Target and mall kiosks, should result in accelerating growth.

Positions sold during the quarter include IDEXX Laboratories and Sensient Technologies Corporation. These positions were eliminated from the portfolio because more undervalued investment alternatives were identified.

Strong performances in Berry Petroleum Co. and Del Monte Foods contributed to performance during the period. Positive performance was offset by weaknesses in eFunds Corp., MCSI Inc., and Columbus McKinnon, which experienced declines. We have not changed our underlying fundamental opinion on these stocks, and continue to believe they are undervalued and have significant upside potential.

SMALL CAP OUTLOOK

The weakness in smaller cap stock prices over the past two quarters has created an excellent environment to invest in small cap stocks and we continue to believe we can find more attractively priced smaller cap stocks vis-a-vis larger cap stocks. Looking forward, we believe that when the economy recovers, significant upside exists for small cap stocks.

One of the key advantages small cap investors and small cap fund managers have is the freedom to choose among several thousand potential investments. Many of these investments are likely to be overlooked by the majority of investors, thus presenting a potentially favorable investment opportunity for those of us that focus on small cap stocks. An illustration of how concentrated the market capitalization is in the United States was detailed in a mid-June report published by Lehman Brothers where they looked at all companies with market capitalizations greater than $200 million and divided these firms into quintiles. The top quintile contained only eleven firms while thirty firms were in the second quintile. Collectively, 41 companies comprise 40% of the stock market's total capitalization. At the other end of the scale, the bottom quintile contained 2,230 companies, which provides small cap investors ample investment opportunities in almost any economic or stock market environment.

As prices declined in June, we began to find it easier to uncover attractively-priced small cap stocks. Our analysts are working hard to uncover additional small cap investment opportunities, and given our style of fairly low-turnover portfolios, we do not need a plethora of new ideas, but rather just a few per quarter. Therefore, we continue to believe small caps have significant upside potential.



James P. Benson                           Clyde S. McGregor
Portfolio Manager                         Portfolio Manager


Investments  in  smaller   companies   generally  carry  gretaer  risk  that  is
customarily associated with larger companies for various resons such as narrower product lines, limited financial resources, and less depth in management

Performance
3/1/2002 (inception) to 8/31/2002

Harris Associates
-23.30%

Russell 2000 Value Index
-11.67%

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

QUINTARA
FUNDS
[GRAPHIC]


Portfolio Positions
as of 8/31/02

eFunds Corp.                        4.44%
Berry Petroleum                     3.78%
Checkpoint Systems Inc.             3.00%
Ciber Inc.                          2.92%
Tupperware Corp.                    2.38%
Del Monte Foods Co.                 2.29%
Surebeam Corp.                      2.17%
BankAtlantic Bancorp Inc.           1.78%
Columbus McKinnon Corp.             1.63%
MCSI Inc.                           1.60%
RG Barry Corp.                      1.55%
Insituform Tech. A                  1.39%
Trammell Crow Co.                   1.30%
Cash Equivalents                    1.67%
Harris Associates Total            31.88%


Fund holdings are subject to change at any time and are not a recommendation to buy or sell in any security. Opinions of the fund manager are subject to change at any time and are not intended as investment advice nor as a forecast of future events.

QUINTARA
FUNDS
[GRAPHIC]


                               QUINTARA SMALL CAP
-----------------------------------------------------------------------------------------------------------------------------
                                   VALUE FUND
Statement of Assets and Liabilities                            Statement of Operations
August 31, 2002                                                For the Six Months Ended August 31, 2002
(Unaudited)                                                    (Unaudited)

ASSETS:                                                        INVESTMENT INCOME:
      Investments, at market value                                 Dividend income                                   $ 1,976
          (cost $1,438,188)                  $ 1,115,112           Interest income                                       934
      Receivable from Investment Adviser          63,652           Other                                                 204
                                                                                                               --------------
      Receivable for investments sold                555           Total Investment Income                             3,114
                                                                                                               --------------
      Interest receivable                             42
      Other assets                                14,519       EXPENSES:
                                           --------------
      Total assets                             1,193,880           Organizational cost                                41,228
                                           --------------          Professional fees                                  22,786
                                                                   Administration fee                                 16,428
                                                                   Federal and state registration                     15,743
LIABILITIES:                                                       Fund Accounting fees                               14,275
      Accrued expenses and other liabilities      40,983           Shareholder servicing fees                         11,466
      Payable to Sub-Advisers                        993           Investment Advisory fees                            9,383
                                           --------------          Reports to shareholders                             4,234
      Total Liabilities                           41,976           Custody fees                                        4,034
                                           --------------          Director fees                                       3,529
                                                                   Distribution fee                                    1,560
NET ASSETS                                   $ 1,151,904           Insurance                                           1,310
                                           ==============          Other                                               1,008
                                                                                                               --------------
NET ASSETS CONSIST OF:                                             Total expenses before
      Capital stock                          $ 1,508,329                waiver and reimbursement                     146,984
      Accumulated net realized (loss)                              Less:  Waiver and reimbursement from
          on investments                         (22,338)               Investment Manager                          (132,859)
                                                                                                               --------------
      Undistribution net investment (loss)       (11,011)          Net Expenses                                       14,125
                                                                                                               --------------
      Net unrealized (depreciation)
          on investments                        (323,076)      NET INVESTMENT (LOSS)                                 (11,011)
                                           --------------                                                      --------------
      Total Net Assets                       $ 1,151,904
                                           ==============
                                                               REALIZED AND UNREALIZED
                                                                   GAIN / (LOSS) ON INVESTMENTS:
Shares outstanding                               148,383           Net realized (loss) on investments                (22,338)
                                                                                                               --------------
                                                                   Change in unrealized appreciation
Net Asset Value, Redemption Price                                       (depreciation) on investments               (323,076)
                                                                                                               --------------
      and Offering Price Per Share               $ 7.76            Net realized and unrealized (loss)
                                           ==============               on investments                              (345,414)

                                                               NET (DECREASE) IN NET ASSETS
                                                                   RESULTING FROM OPERATIONS                      $ (356,425)
                                                                                                               ==============


See Notes to the Financial Statements.



                      QUINTARA SMALL CAP
--------------------------------------------------------------------------------
                          VALUE FUND

Statement of Changes in Net Assets

                                                            Six Months Ended
                                                             August 31, 2002
                                                            -------------------
                                                               (Unaudited)
OPERATIONS:
        Net investment (loss)                                        $ (11,011)
        Net realized (loss) on investments                             (22,338)
        Change in unrealized appreciation
                 (depreciation) on investments                        (323,076)
                                                            -------------------
        Net (decrease) in net assets                                  (356,425)
                 from operations                            -------------------

CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares sold                                    1,796,782
        Cost of shares redeemed                                       (288,453)
                                                            -------------------
        Net increase in net assets from                              1,508,329
                 capital share transactions                 -------------------

TOTAL INCREASE IN NET ASSETS                                         1,151,904
                                                            -------------------
NET ASSETS:
        Beginning of year                                                 ---
                                                            -------------------
        End of year (undistributed net investment                  $ 1,151,904
                  (loss) of ($11,011))                      ===================

CHANGES IN SHARES OUTSTANDING:
        Shares sold                                                    175,899
        Shares redeemed                                                (27,516)
                                                            -------------------
        Net increase                                                   148,383
                                                            ===================

            See Notes to the Financial Statements.


                               QUINTARA SMALL CAP
--------------------------------------------------------------------------------
                                   VALUE FUND

Schedule of Investments
August 31, 2002
(Unaudited)

  Number of                                                   Market
   Shares                                                     Value
------------                                               ------------
            COMMON STOCKS - 92.8%

            Aerospace - 2.4%
    2,600   Gencorp Inc.                                      $ 28,210
                                                            ------------

            Auto & Transportation - 0.6%
    9,400   Consolidated Freightways Corporation *               6,674
                                                            ------------

            Chemicals - 3.3%
    3,400   Crompton Corporation                               37,910
                                                            ------------

            Communications - 5.4%
    1,900   Commscope Inc. *                                   12,844
    3,000   Comverse Technology *                              24,540
    4,600   Triquint Semiconductor *                           24,380
                                                            ------------
                                                               61,764
                                                            ------------

            Consumer Discretionary - 4.0%
    2,400   Maxwell Shoe Co Inc. - A *                         28,152
    4,000   RG Barry Corp. *                                   17,800
                                                            ------------
                                                               45,952
                                                            ------------

            Consumer Staples - 4.7%
    2,500   Del Monte Foods Co. *                              26,425
    1,500   Tupperware Corporation                             27,360
                                                            ------------
                                                               53,785
                                                            ------------

            Electronic and Other Electrical Equipement - 6.9%
    1,300   Electro Scientific Industries Inc. *               24,167
    3,600   Signal Technology Corp. *                          30,564
   10,000   Surebeam Corp. *                                   25,000
                                                            ------------
                                                               79,731
                                                            ------------

            Energy / Oil - 5.2%
    2,500   Berry Petroleum                                    43,500
    4,500   Tesoro Petroluem Corporation *                     16,290
                                                            ------------
                                                               59,790
                                                            ------------

            Energy Other - 3.2%
    2,000   Advanced Power Technology Inc. *                   14,880
    1,300   Shaw Group Inc. *                                  21,775
                                                            ------------
                                                               36,655
                                                            ------------

            Financial - 13.0%
    2,000   Bankatlantic Bancorp Inc.                          20,500
    5,000   eFunds Corp. *                                     51,150
    6,000   Instinet Group Inc.*                               32,940
    1,700   SWS Group Inc.                                     23,324
      900   Scios Nova Inc. *                                  21,654
                                                            -----------
                                                              149,568
                                                            ------------

            Insurance - 2.1%
    1,500   Phoenix Companies Inc.                             23,850
                                                            ------------

            Health Care / Other - 2.0%
    8,000   Araid Pharmaceuticals Inc. *                       23,600
                                                            ------------


    See Notes to the Financial Statements.

Schedule of Investments (continued)
August 31, 2002
(Unaudited)

   Number of                                                   Market
   Shares                                                      Value
------------                                                ------------


            Health Care / Pharmaceuticals - 7.2%
   10,600   Praecis Pharmaceuticals Inc. *                     40,386
    2,900   United Therapeutics Corp. *                        42,630
                                                            ------------
                                                               83,016
                                                            ------------

            Manufacturing - 8.5%
    3,000   Columbus McKinnon Corporation *                    18,780
    8,000   DT Industries, Inc. *                              27,160
    1,000   Insituform Technol Cl A *                          15,970
    1,500   Kemet Corp. *                                      18,075
    1,000   Trinity Industries                                 18,140
                                                            ------------
                                                               98,125
                                                            ------------

            Other / Conglomerate - 5.3%
    2,700   AK Steel Holding Corp. *                           24,570
   17,100   Butler International Inc. *                        12,654
    4,600   Commonwealth Industries Inc.                       23,368
                                                            ------------
                                                               60,592
                                                            ------------

            Real Estate - 7.4%
    1,500   LNR Property Corp.                                 52,125
    1,500   Trammell Crow Co. *                                15,000
    1,000   Wellsford Real Properties *                        18,700
                                                            ------------
                                                               85,825
                                                            ------------

            Technology / Hardware - 6.1%
    1,500   Bel Fuse Inc-CL B                                  35,400
    3,000   Checkpoint Systems Inc. *                          34,500
                                                            ------------
                                                               69,900
                                                            ------------

            Technology / Service - 5.5%
    5,500   Ciber Inc.*                                        33,605
    1,000   Credence System Corp. *                            11,550
    3,000   MCSI, Inc. *                                       18,420
                                                            ------------
                                                               63,575
                                                            ------------
            Total common stocks (cost $1,391,598)           1,068,522
                                                            ------------

  Principal
   Amount
------------
            SHORT-TERM INVESTMENTS - 4.0%
            Money Market Funds - 4.0%
   46,590   Federated Prime Obligations Fund                   46,590
                                                            ------------
             1.06%         12-31-2031
            Short term investment (cost $46,590)               46,590
                                                            ------------
            Total investments - 96.8% (cost $1,438,188)     1,115,112
                                                            ------------
            Other assets in excess of liabilities - 3.2%       36,792
                                                            ------------
            TOTAL NET ASSETS - 100.0%                     $ 1,151,904
                                                            ============

        * Non-income producing security.


    See Notes to the Financial Statements.




                    QUINTARA SMALL CAP
--------------------------------------------------------------------------------
                        VALUE FUND

Financial Highlights


                                                               March 1, 2002 (1)
                                                                   through
                                                               August 31, 2002
                                                              ------------------
                                                                  (Unaudited)

Per Share Data (for a share outstanding through out the year):

Net asset value, beginning
      of year                                                        $10.00
                                                                ----------------

Income from investment operations:
      Net investment income (loss)                                    (0.07)(2)
      Net realized and unrealized
           gains (loss) on investments                                (2.17)
                                                                ----------------
      Total from investment operations                                (2.24)
                                                                ----------------

      Net asset value, end of year                                    $7.76
                                                                ================

Total return                                                         -22.40% (3)

Supplemental data and ratios:
      Net assets, end of year                                        $1,151,904

      Ratios of expenses to average net assets
           Before expense reimbursement                               23.42% (4)
           After expense reimbursement                                 2.25% (4)

      Ratio of net investment income/(loss) to average net assets
           Before expense reimbursement                              (22.93)%(4)
           After expense reimbursement                                (1.76)%(4)

      Portfolio turnover rate                                         19.56% (4)


(1)   Commencement of operations.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment (loss) prior to consideration of adjustments for permanent book and tax differences.
(3)   Not annualized.
(4)  Annualized.

          See Notes to the Financial Statements.





                               QUINTARA SMALL CAP
--------------------------------------------------------------------------------
                                   VALUE FUND


Notes to the Financial Statements
(Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Quintara Fund (the "Trust") was organized on October 23, 2001, as a Delaware business trust and is registered as a no-load, open-end non-diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Small Cap Value Fund (the "Fund"). The principal investment objective of the Fund is to seek long-term capital appreciation. The Fund commenced operations on March 1, 2002.


The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statement. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

a) Investment Valuation - Portfolio securities listed on a national or foreign securities exchange or Nasdaq for which market quotations are available are valued at the last sale price on each Business Day (defined as days on which the NYSE is open for business ("Business Day") or, if there is no such reported sale, at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by Quintara Capital Management. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no federal income tax provision is required.


c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.


d) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

e) Foreign Securities - The Fund may invest in foreign securities through American Depositary Receipts ("ADR"). Investments in these types of securities involve certain inherent risks common to investment in foreign securities. Foreign securities may be subject to heightened political and economic risks, particularly in countries with unstable governments, immature economic structures, different legal systems, economies based on few industries, and national policies restricting investments by foreigners. Foreign issuers may not be subject to the same uniform accounting, auditing, or financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. In some foreign markets, there may not be protection against failure by other parties to complete transactions.


f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. GAAP require that permanent financial reporting and tax differences be reclassified to capital stock.




                               QUINTARA SMALL CAP
--------------------------------------------------------------------------------
                                   VALUE FUND


Notes to the Financial Statements (Continued)
(Unaudited)

2. INVESTMENT TRANSACTIONS

The  aggregate  purchases  and  sales  of  investments,   excluding   short-term
investments, by the Fund for the six months ended August 31, 2002, were as follows:



                                                     Purchase            Sales
                                                    ------------       ---------

         U.S. Government.............................$      -         $       -
         Other.......................................$1,607,357       $193,422

At  August  31,  2002,  gross   unrealized   appreciation  and  depreciation  of
investments for tax purposes were as follows:

Appreciation                                    $   35,448
(Depreciation)                                   ( 358,524)
                                                  -----------
Net depreciation on
     investments                                  $(323,076)
                                                  ==========



At August 31, 2002, the cost of investments for federal income tax purposes was $ 1,438,188.


3.  AGREEMENTS

The Fund has entered into an Investment Advisory and Administration Agreement with Quintara Capital Management. Pursuant to its Advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0. 50% of the average net assets of the Fund and is subject to increase or decrease by as much as 0.10% based upon the investment performance of the Fund in relation to the performance of the Russell 2000 Value Index. The Advisor has entered into agreements with three Sub-Advisors. The fees paid to the sub-advisers are computed at the annual rate of 1.075% of the average net assets of the portion of the Fund's assets managed by the applicable sub-adviser and is subject to increase or decrease by as much as 0.075% based upon the investment performance of the sub-adviser's portion of the Fund in relations to the performance of the Russell 2000 Value Index.

The Adviser has entered into an Expense Waiver and Reimbursement Agreement dated January 31, 2002 with the Fund under which the Adviser has agreed to waive its fee and absorb expenses, so the net annual fund operating expense does not exceed 2.25% of average daily net assets. Accordingly, for the period ended August 31, 2002, the Advisor has waived and reimbersed the Fund $ 132,859.


Quasar Distributions, LLC ("Quasar") serves as distributor and principal underwriter for the shares of the Fund. Quasar is a registered broker dealer and member of the National Association of Securities Dealers, Inc. Shares of the Fund are offered on a continuous basis.

U.S Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.


                                    QUINTARA
                                     FUNDS
                                   [GRAPHIC]


                              TRUSTEES AND OFFICERS
                               Matthew L. Sadler,
                               President, Trustee,
                      and Chairman of the Board of Trustees

                                Donald G. Tyler,
                               Independent Trustee

                                William H. Young,
                               Independent Trustee

                               INVESTMENT ADVISER
                           Quintara Capital Management
                                157 Hagar Avenue
                               Piedmont, CA 94611

                             SHAREHOLDERS' SERVICING
                               AND TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                         Milwaukee, Wisconsin 53201-0701
                            Telephone (800) 295-9779

                                    CUSTODIAN
                                 U.S. BANK, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                               INDEPENDENT AUDITOR
                                  Ernst & Young
                                  Milwaukee, WI

                                  LEGAL COUNSEL
                               Godfrey & Kahn S.C.
                                  Milwaukee, WI